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                                                                  EXHIBIT 23.1




                            INDEPENDENT AUDITORS CONSENT


     We consent to the incorporation by reference in this Registration Statement of Silicon Valley Group, Inc. on Form S-8 of our reports dated October 27, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of Silicon Valley Group, Inc. for the year ended September 30, 1997.



DELOITTE & TOUCHE LLP



San Jose, California
January 6, 1998